Securities (Schedule Of Realized Gains (Losses) For Marketable Securities ) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Securities [Abstract]
Available-for-sale Securities, Gross Realized Gains	$ 440	$ 394
Available-for-sale Securities, Gross Realized Losses	(7)	(4)
Available-for-sale Securities, Gross Realized Gain (Loss), Total	433	390
Net gains on sales of securities	$ 433	$ 390